Note 2 - Acquisitions of Businesses	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions of Businesses
ACQUISITIONS OF BUSINESSES

CAS Acquisition

On November 3, 2014, we completed the CAS Acquisition for $1.04 billion, consisting of $983 million in cash, after certain post-closing working capital and other adjustments, 2,000,000 shares of our common stock and the assumption of certain liabilities by Platform.  The CAS Acquisition was financed with the proceeds from additional borrowings made under our Amended and Restated Credit Agreement and available cash on hand.  As of December 31, 2014, the Company recognized, in accrued expenses and other current liabilities, a final working capital adjustment of $15.0 million.  Due to regulatory constraints, title to certain CAS businesses located in Russia was not transferred to Platform until the first quarter of 2015.  In connection with the CAS Acquisition, the Company entered into six supply agreements with Chemtura to supply the Company certain products, on an exclusive basis.  These arrangements include capital leases for certain equipment.  We have agreed to fund the asset retirement obligations associated with the related equipment.  Accordingly, we have recognized an asset retirement obligation of $13.2 million.  The agreements will continue until either party provides advance termination notice, with a minimum term of four years.

In line with our business strategy of growing into niche markets and applications, we acquired CAS to enter the agrochemical industry.  CAS is a niche provider of seed treatments and crop protection applications in numerous geographies across seven major product lines – adjuvants, fungicides, herbicides, insecticide, miticides, plant growth regulators and seed treatments.

In connection with the CAS Acquisition, the Company incurred $33.9 million in related expenses that are included in “Selling, technical, general and administrative expenses” in the Consolidated Statement of Operations.  CAS contributed revenues of $61.9 million and net losses of $20.5 million to the Company for the period of November 3, 2014 through December 31, 2014.

Agriphar Acquisition

On October 1, 2014, we completed the acquisition of Percival, including Percival’s agrochemical business conducted under the Agriphar trade name.  Pursuant to the terms of the acquisition agreement, MAS Holdings, a newly-formed subsidiary of Platform,  acquired 100% of the equity interests of Percival for a purchase price of approximately €300 million ($370 million), consisting of $350 million in cash, after certain post-closing working capital and other adjustments, and 711,551 restricted shares of our common stock, which will become unrestricted beginning January 2, 2018 unless agreed otherwise in accordance with the terms of the acquisition agreement.  The agreement also stipulates that prior to January 2, 2018, the seller may transfer (i) a maximum of 1/3 of its shares as of January 2, 2016, (ii) 1/3 of its shares as of January 2, 2017 and (iii) 1/3 of its shares as of January 2, 2018, in each case subject to the terms and provisions of a solvency letter described in the Agreement.  Additionally, MAS Holdings granted the seller a put option to sell and transfer all (but not part) of the shares, on (but not prior to) the date that is six months from the closing of the Agriphar Acquisition.  The consideration payable by Platform for the transfer of such shares under the put option is expected to be an amount equal to €15.0 million ($18.2 million based on the December 31, 2014 exchange rate of $1.21 per €1.00).  The put option is recorded in the December 31, 2014, Consolidated Balance Sheet within accrued expense and other current liabilities in the amount of $3.4 million.

We acquired Agriphar in our crop protection vertical as we believe Agriphar’s and CAS’ businesses are very complementary in terms of product range and distribution capabilities.  Agriphar is a European crop protection group supported by a team of researchers and regulatory experts which provides a wide range of fungicides, herbicides and insecticides with end markets primarily across Europe.

In connection with the Agriphar Acquisition, the Company incurred $4.2 million in related expenses that are included in “Selling, technical, general and administrative expenses” in the Consolidated Statement of Operations.  Agriphar contributed revenues of $26.1 million and net losses of $8.3 million to the Company for the period of October 1, 2014 to December 31, 2014.

MacDermid Acquisition

On October 31, 2013, the Company completed the MacDermid Acquisition.  The total consideration paid in connection with the MacDermid Acquisition and the acquisition of the 3% of MacDermid equity interests not already held by MacDermid Holdings was approximately $1.80 billion (including the assumption of $754 million of indebtedness, consisting primarily of MacDermid’s then existing first lien credit facility), plus (i) up to $100 million of contingent consideration tied to achieving certain EBITDA and stock trading price performance metrics over a seven-year period following the closing of the MacDermid Acquisition and (ii) an interest in certain MacDermid pending litigation.  As a result of a favorable adjustment to the preliminary estimated working capital factored into the purchase price, the Company received a payment of $8.5 million in January 2014 which was recorded in prepaid expenses and other current assets on the Consolidated Balance Sheets at December 31, 2013 and in “Acquisition of business, net” in the accompanying Consolidated Statements of Cash Flows as of December 31, 2014.

The fair value of contingent consideration was measured based on significant inputs not observable in the market, which are considered to be Level 3 inputs under the FASB ASC Topic 820 fair value hierarchy (see Note 11 – Fair Value Measurements).  Key assumptions included in the fair value calculation of the EBITDA related earnout include a discount rate of approximately 2% and expected future value of payments of $60.0 million calculated using a probability weighted EBITDA assessment with higher probability associated with the Company achieving the maximum EBITDA targets.  Key assumptions included in the fair value calculation of the stock price related earnout include the fair value of common stock and an assumption of volatility.  The stock price related earnout was calculated using a Monte Carlo simulation.  At the inception of the acquisition, the fair value of the contingent payments was $35.5 million.  As of December 31, 2014 and 2013, the fair value of the contingent consideration was $63.9 million and $34.8 million, respectively.  The $29.1 million increase in fair value, which is recorded in “Selling, technical, general and administrative expenses” in the accompanying Consolidated Statements of Operations, is comprised of $18.8 million primarily related to achieving each of the three stock trading price performance metric targets of the contingent consideration arrangement and $10.3 million in compensation expense associated with the contingent consideration allocated to Tartan.

Immediately prior to the closing of the MacDermid Acquisition, the Retaining Holders, including certain current officers of the Company, executed a RHSA with the Company pursuant to which they agreed to exchange their respective interests in MacDermid Holdings for equity in our subsidiary, PDH, at an exchange rate of $11.00 per share plus (i) a proportionate share of the $100 million contingent consideration and (ii) an interest in certain MacDermid pending litigation.  This 6.76% ownership has been accounted for as a non-controlling interest in the Company’s financial statements.  Since October 31, 2014, each Retaining Holders is entitled to exchange up to 25% of shares of PDH Common Stock for shares of our common stock, on a one-for-one basis, with the remaining shares of PDH becoming eligible for exchange on November 2015, 2016 and 2017 in 25% increments.  The total number of shares of common stock originally issuable upon the exchange of PDH Common Stock pursuant to the RHSA was approximately 8.8 million.  As of December 31, 2014, 134,044 shares of our common stock were issued in connection with the exchange of PDH Common Stock, reducing the non-controlling interest to 6.66%.

Upon the closing of the MacDermid Acquisition, the 401K Plan retained a 3% interest in MacDermid. The fair value of the obligation to purchase these shares of $21.0 million was recorded as a redeemable 401(k) interest in the mezzanine section of the Consolidated Balance Sheets at December 31, 2013 since it could be settled in either cash or stock.  On March 4, 2014, pursuant to the terms of an Exchange Agreement, dated October 25, 2013, between the Company and the fiduciaries of the 401K Plan, the Company acquired the remaining 3% for $2.6 million in cash (which is reflected in “Acquisition of businesses, net” in the accompanying Consolidated Statements of Cash Flows) and 1,670,386 shares of the Company’s common stock.

Purchase Price Allocation

The following table summarizes the consideration transferred and transaction related costs incurred to acquire MacDermid, Agriphar and CAS and the amounts of identified assets acquired and liabilities assumed at the acquisition date:

(amounts in millions)	MacDermid	Agriphar	CAS
Consideration
Cash, net	$916.5	$350.2	$983.1
Equity Instruments	115.4	16.6	52.0
Long-term debt	754.2	—	—
Derivative liability	—	3.5	—
Contingent Consideration	35.5	—	—
Total Consideration	1,821.6	370.3	1,035.1

Transaction related costs	15.2	4.2	33.9

Identifiable Assets acquired and Liabilities Assumed
Accounts receivable	147.4	57.6	150.7
Inventories	115.3	41.5	129.3
Other current assets	26.2	1.6	15.5
Property, plant and equipment	140.9	31.7	11.6
Identifiable intangible assets	729.0	183.0	534.0
Other assets	28.3	5.4	21.5
Current Liabilities	(117.9)	(48.3)	(69.9)
Non-current deferred tax liability	(171.2)	(64.9)	(25.3)
Other long term liabilities	(66.6)	(15.9)	(13.3)
Total identifiable net assets	831.4	191.7	754.1

Goodwill	990.2	178.6	281.0

Total purchase price	$1,821.6	$370.3	$1,035.1

Purchase accounting and purchase price allocation is complete for the MacDermid Acquisition, and substantially complete for the Agriphar and CAS acquisition, with the exception of accounts receivable and inventory for both, as well as legal and environmental reserves for Agriphar, and intangible and tangible asset valuation related to the supply agreements with Chemtura for CAS.  As a part of the CAS acquisition, the Company paid for a 15% equity interest in Certis Europe B.V. that has not been transferred because it is subject to Certis’ approval.  Certis has the option to repurchase the shares at fair value or to approve the share transfer.  The value of the equity interest is estimated at $15.0 million based on market multiples and is classified in other assets.

Transaction related costs related to the Agriphar and CAS Acquisitions, as presented above, are recorded in “Selling, technical, general and administrative expenses,” and total $38.1 million for the year ended December 31, 2014.  Transaction related costs related to the MacDermid Acquisition totaled $15.2 million for the Successor 2013 Period and $16.9 million for the Predecessor 2013 Period.

The excess of the cost of the individual acquisitions over the net of amounts assigned to the fair values of the assets acquired and the liabilities assumed is recorded as goodwill.  Of the $1.45 billion of goodwill recorded in connection with the Acquisitions, $194 million is expected to be deductible for tax purposes.

Identifiable intangible assets recorded in conjunction with the Acquisitions have been assigned the following useful lives: eight to 30 years for customer lists, 5 to 14 years for developed technology, 5 to 20 years for tradenames and one to five years for non-compete agreements, which results in weighted average useful lives of 20 years, 12 years, 20 years and five years, respectively, for an aggregate weighted average useful life of approximately 16 years at December 31, 2014.

Pro Forma Revenue and Earnings

The following unaudited pro forma summary presents consolidated information of the Company as if the Agriphar and CAS acquisitions had occurred on January 1, 2013:

(amounts in millions)	Revenue	Net Income (Loss) attributable to Shareholders

Pro Forma Year Ended 12/31/14	$1,405.9	$46.4

Pro Forma Year Ended 12/31/13	$731.8	$(229.5)

In 2014, the Company incurred $29.8 million of acquisition-related expenses, net of taxes, which have been reflected in the pro forma earnings above as if they had been incurred in 2013.  These pro forma amounts have been prepared to reflect fair value adjustments to intangible assets and the related amortization expense, net of tax, from January 1, 2013.

As the Company’s inception date was April 23, 2013, no pro-forma financial disclosures were necessary for the MacDermid Acquisition as all of the results of operations of MacDermid were included in the Successor and Predecessor 2013 Periods.

Other

During the year ended December 31, 2014, we also acquired a business for $30.5 million, after certain post-closing working capital and other adjustments (including the assumption of approximately $0.4 million of indebtedness), within our Performance Applications segment.  Assets and liabilities of the acquired business were recorded as of the date of acquisition based on their estimated fair value as determined in a purchase price allocation.  The Company’s allocation of purchase price for this acquisition included net current assets and current liabilities of $1.2 million each, property, plant and equipment of $0.2 million, deferred tax liability of $3.6 million, identifiable intangible assets of $18.0 million and goodwill of $16.3 million.  No goodwill from this acquisition is expected to be deductible for tax purposes.  Of the $18.0 million of acquired intangible assets, $14.6 million was assigned to customer lists, $1.9 million to non-compete agreements and $1.5 million to tradenames and developed technology.  Pro forma revenue and earnings related to this business have not been presented as they were deemed not significant.

Arysta Acquisition

On February 13, 2015, we completed the Arysta Acquisition pursuant to a certain share purchase agreement, dated October 20, 2014, as amended, with the Original Seller, for $3.57 billion, consisting of $2.93 billion in cash, subject to working capital and other adjustments, and the issuance of $600 million of Platform’s Series B Preferred Stock to the Seller.

We acquired Arysta to expand our presence in the agrochemical business, complementing our recent acquisitions of Agriphar and CAS.  Arysta has a solutions-oriented business model that focuses on product innovation to address grower needs.  Arysta’s solutions are delivered on a local basis, utilizing globally managed patented and proprietary off-patent agrochemical AIs and biosolutions, complemented by a broad portfolio of regionally managed off-patent agrochemical offerings. Biosolutions includes biological stimulants, or biostimulants, innovative nutrition and biological control, or biocontrol, products. Arysta employs a targeted market strategy aimed at specific regions and crops where it is believed that its market position, product portfolio and capabilities enable Arysta to achieve sustainable high growth and a strong leadership position.

In connection with the Arysta Acquisition, the Company incurred $6.4 million in related expenses through December 31, 2014 that are included in “Selling, technical, general and administrative expenses” in the Consolidated Statement of Operations.

The initial purchase accounting and purchase price allocation for the Arysta Acquisition have not been completed at the date of this filing given the proximity to the acquisition date.  The purchase price will be allocated to the assets acquired based on estimated fair values at the acquisition date, with the excess of purchase price over the estimated fair value of the net assets acquired recorded as goodwill.